UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[   ] PRE-EFFECTIVE AMENDMENT NO.
[   ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

The Calvert Fund (Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue, Suite 1000N Bethesda, MD 20814 (Address of Principal Executive Offices)

800-368-2745 (Registrant's Telephone Number)

William M. Tartikoff, Esq. Calvert Group, Ltd. 4550 Montgomery Ave. Suite 1000N Bethesda, MD 20814 (Name and Address of Agent for Service)

Approx. Date of Proposed Public Offering: December 5, 2008 (Date of Reorganization)

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.


SUMMIT MUTUAL FUNDS, INC.

312 Walnut Street, Suite 2500
Cincinnati, Ohio 45202
1-877-546-3863

October 13, 2008

Dear Investor:

I am writing to inform you of the upcoming special meeting of shareholders (the "Meeting") of the below Funds of the Apex Series of Summit Mutual Funds, Inc. ("Summit Funds") to be held on Tuesday, November 25, 2008 at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, to vote on the proposed reorganizations of the following Summit Funds into the respective Calvert Funds, also as identified below.

Summit (Merging) Fund	Calvert (Acquiring) Fund
Summit Bond Fund	Calvert Income Fund
Summit Everest Fund	Calvert Large Cap Value Fund
Summit Money Market Fund	Calvert Institutional Prime Fund

The Board of Directors of Summit Mutual Funds, Inc. recommends that the Summit Merging Funds be combined with the respective Calvert Acquiring Funds, each in a tax-free reorganization ("Reorganization"). No sales charges or redemption fees will be imposed in connection with the Reorganizations. Additionally, none of the Summit Merging Funds nor their respective shareholders will pay any of the costs associated with the Reorganizations. The costs incurred by the Summit Funds will be paid by Calvert Asset Management Company, Inc.

If approved by shareholders, you will become a shareholder of the respective Calvert Acquiring Fund on the date that the Reorganization occur. The Board believes that shareholders of each of the Summit Merging Funds would benefit from combining the Funds in that it would result in funds with larger asset bases which may provide greater investment opportunities and may benefit from economies of scale over the long term

You are being asked to vote to approve Agreements and Plans of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

After careful consideration, the Board of Directors of Summit Mutual Funds, Inc. unanimously approved this proposal and recommends that Summit Fund shareholders vote "FOR" the proposal.

Regardless of whether you plan to attend the Meeting in person, PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting. All properly executed proxy cards must be received by 9:00 a.m., Eastern Time, on November 25, 2008. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 1-877-546-3683 ext. _____.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

Sincerely,

[SIGNATURE]

[NAME]

[TITLE]

Summit Mutual Funds, Inc.

SUMMIT MUTUAL FUNDS, INC.

312 Walnut Street, Suite 2500
Cincinnati, Ohio 45202
1-877-546-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on November 25, 2008

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the following Summit Funds, each a series of the Apex Series of Summit Mutual Funds, Inc. will be held on Tuesday, November 25, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time, (the "Meeting"), for the purposes listed below:

For Summit Bond Fund Shareholders

  To consider and act on an Agreement and Plan of Reorganization (the "Reorganization Plan"), providing for the transfer of all of the assets of the Summit Bond Fund ("Summit Bond"), a series of Summit Mutual Funds, Inc., to the Calvert Income Fund ("Calvert Income"), a series of The Calvert Fund, in exchange for shares of Calvert Income. The Reorganization Plan also provides for distribution of these shares of Calvert Income to shareholders of Summit Bond in liquidation and subsequent termination of Summit Bond.

  For Summit Everest Fund Shareholders

  To consider and act on an Agreement and Plan of Reorganization (the "Reorganization Plan"), providing for the transfer of all of the assets of the Summit Everest Fund ("Summit Everest"), a series of Summit Mutual Funds, Inc., to the Calvert Large Cap Value Fund ("Calvert Large Cap Value"), a series of Calvert SAGE Fund, in exchange for shares of Calvert Large Cap Value. The Reorganization Plan also provides for distribution of these shares of Calvert Large Cap Value to shareholders of Summit Everest in liquidation and subsequent termination of Summit Everest.

  For Summit Money Market Fund Shareholders

  To consider and act on an Agreement and Plan of Reorganization (the " Reorganization Plan"), providing for the transfer of all of the assets of the Summit Money Market Fund ("Summit Money Market"), a series of Summit Mutual Funds, Inc., to the Institutional Prime Fund ("Calvert Institutional Prime"), a series of Calvert Cash Reserves, in exchange for shares of Calvert Institutional Prime. The Reorganization Plan also provides for distribution of these shares of Calvert Institutional Prime to shareholders of Summit Money Market in liquidation and subsequent termination of Summit Money Market.

  * * *

  To transact any other business that may properly come before the Special Meeting and any adjournments thereof.

On behalf of the Summit Funds, the Board of Directors of Summit Mutual Funds, Inc. has fixed the close of business on September 30, 2008 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and any adjournments thereof.

October __, 2008

By Order of the Board of Directors,

[SIGNATURE]

John F. Labmeier

Secretary

Summit Mutual Funds, Inc.

PROSPECTUS/PROXY STATEMENT

Dated October __, 2008

Acquisition of the Assets of

BOND FUND,

of the Apex Series of Summit Mutual Funds, Inc.

By and in Exchange for Shares of
CALVERT INCOME FUND,
a series of The Calvert Fund

Acquisition of the Assets of
EVEREST FUND,
of the Apex Series of Summit Mutual Funds, Inc.

By and in Exchange for Shares of
CALVERT LARGE CAP VALUE FUND,
a series of Calvert SAGE Fund

Acquisition of the Assets of
MONEY MARKET FUND,
of the Apex Series of Summit Mutual Funds, Inc.

By and in Exchange for Shares of
INSTITUTIONAL PRIME FUND,
a series of Calvert Cash Reserves

INTRODUCTION

This proxy statement and enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Summit Mutual Funds, Inc. (the "Company") for use at a special meeting of shareholders of the Summit Bond Fund, Summit Everest Fund and Summit Money Market Fund of the Company will be held on Tuesday, November 25, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time (the "Meeting"). THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS OF EACH SUMMIT FUND WITH RESPECT TO THE PROPOSALS SET FORTH IN THE ACCOMPANYING NOTICE. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about October __, 2008.

The purpose of the Meeting is to approve the proposed transfers of all of the respective assets of the following Summit Funds ("Summit Funds" or "Summit Merging Funds"), each a series of the Apex Series of Summit Mutual Funds, Inc., to the following respective Calvert Funds ("Calvert Funds" or "Calvert Acquiring Funds"), in exchange for shares of the respective Calvert Fund ("Reorganizations").

Summit Merging Fund	Calvert Acquiring Fund
Bond Fund	Calvert Income Fund
Everest Fund	Calvert Large Cap Value Fund
Money Market Fund	Calvert Institutional Prime Fund

Following the transfer, if approved by Summit Merging Fund shareholders, Calvert Acquiring Fund shares will be distributed to the shareholders of the respective Summit Merging Fund in liquidation of the respective Summit Merging Fund and each Summit Merging Fund will be dissolved. As a result of the proposed transaction, each shareholder of the respective Summit Merging Fund will receive that number of full and fractional shares of the respective Calvert Acquiring Fund equal in total value on the business day immediately prior to each Reorganization to the value of the shares of the respective Summit Merging Fund which such shareholder currently holds, and each Summit Merging Fund will be terminated.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about each Calvert Acquiring Fund that a prospective investor should know before voting on the proposed Reorganizations. The transaction will only occur if Summit Merging Fund shareholders vote in favor of the respective Reorganizations.

* * *

The approximate date on which this Prospectus/Proxy Statement, a Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about October __, 2008.

Statements of Additional Information dated October __, 2008 relating to this Prospectus/Proxy Statement and each Reorganization (the "Reorganization SAIs"), have been filed with the Securities and Exchange Commission (the "SEC"). The Reorganization SAIs for Calvert Income Fund (into which Summit Bond is being merged) and Calvert Large Cap Value Fund (into which Summit Everest is being merged) also includes the pro forma financial statements of the respective Acquiring Calvert Fund. Each Reorganization SAI is incorporated by reference in its entirety into this Prospectus/Proxy Statement.

The following documents relating to the Summit Merging Funds have been filed with the SEC (Summit Mutual Funds, Inc., SEC File No. 811-04000). The following documents relating to the Calvert Acquiring Funds have been filed with the SEC (The Calvert Fund, SEC File No. 811-03416; Calvert SAGE Fund, SEC File No. 811-22212; and Calvert Cash Reserves, SEC File No. 811-03418). The information relating to each Summit Fund and Calvert Fund, respectively, which is contained in the following documents, is incorporated by reference into this Prospectus/Proxy Statement:

Summit Funds
Prospectus of Summit Mutual Funds, Inc. (Summit Apex Series) relating to each Summit Merging Fund dated May 1, 2008, as revised September 15, 2008
Statement of Additional Information of Summit Mutual Funds, Inc. (Apex Series) relating to each Summit Merging Fund dated May 1, 2008
Annual Report to Shareholders of Summit Mutual Funds, Inc. (Apex Series) relating to each Summit Merging Fund for the year ended December 31, 2007
Semiannual Report to Shareholders of Summit Mutual Funds, Inc. (Apex Series) relating to each Summit Merging Fund for the period ended June 30, 2008

Summit Bond --> Calvert Income

Calvert Income Fund
Class I Prospectus of The Calvert Fund dated January 31, 2008, which accompanies this Prospectus/Proxy Statement
Class Y Prospectus of The Calvert Fund dated January 31, 2008, which accompanies this Prospectus/Proxy Statement
Statement of Additional Information of The Calvert Fund dated January 31, 2008
Annual Report to Shareholders of The Calvert Fund for the year ended September 30, 2007
Semi-Annual Report to Shareholders of The Calvert Fund for the period ended March 31, 2008

Summit Everest --> Calvert Large Cap Value

Calvert Large Cap Value Fund
Class A (and Class C) Prospectus of Calvert SAGE Fund dated October __, 2008
Class Y Prospectus of Calvert SAGE Fund dated October __, 2008
Statement of Additional Information of Calvert SAGE Fund dated October __, 2008

Summit Money Market --> Calvert Institutional Prime

Calvert Institutional Prime Fund
Prospectus of Calvert Cash Reserves dated January 31, 2008
Statement of Additional Information of Calvert Cash Reserves dated January 31, 2008
Annual Report to Shareholders of Calvert Cash Reserves for the year ended September 30, 2007
Semi-Annual Report to Shareholders of Calvert Cash Reserves for the period ended March 31, 2008

Copies of any of the above documents relating to each Summit Merging Fund may be obtained upon request and without charge by writing Summit Mutual Funds, Inc. at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, or by calling 1-877-546-3863 toll-free.

Copies of any of the above documents relating to each Calvert Acquiring Fund, as well as copies of the Reorganization SAIs, may be obtained upon request and without charge by writing Calvert Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745 toll-free.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC's internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in each of the Funds involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis
Investment Objectives and Investment Strategies Fundamental Investment Restrictions Principal Risks
Expense Comparison
Performance Comparison
Management of Calvert Funds
Reasons for the Reorganization
Information about the Reorganization
Comparative Information on Shareholder Rights
General Information about the Funds
Financial Statements and Experts
Voting Information
Other Business
Adjournment
Exhibit A - Agreement and Plan of Reorganization for Bond Fund
Exhibit B - Agreement and Plan of Reorganization for Everest Fund
Exhibit A - Agreement and Plan of Reorganization for Money Market Fund

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand each Reorganization, you should read this entire Prospectus/Proxy Statement and the Exhibit.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Funds, and each form of the Agreement and Plan of Reorganization (the "Reorganization Plan"), which are attached to this Prospectus/Proxy Statement as EXHIBITS A-C.

Reasons for the Reorganization. At in-person meetings held on September 5, 2008 and September 9, 2008, the Board of Directors of Summit Mutual Funds, Inc. considered a proposed internal realignment of the mutual fund operations within UNIFI Mutual Holding Company ("UNIFI"), effected by a proposed combining of the Summit and Calvert Families of Funds with a view to providing increased shareholder benefits and operational efficiencies. With such a combination, Calvert Asset Management Company, Inc. ("CAMCO"), the investment advisor to the Calvert Funds, will also assume the investment advisory role for the entire line-up of Summit Mutual Fund assets. Pursuant to the realignment and subject to shareholder approval, each Summit Merging Fund will be reorganized into its respective Calvert Acquiring Fund.

The Board of Directors of Summit Mutual Funds, Inc. (the "Summit Directors") believes that each proposed Reorganization would be in the best interest of the respective shareholders of the respective Summit Merging Funds. In reaching this decision, the Summit Directors considered the terms and conditions of each Reorganization, along with the following, among other factors:

  The relatively small size of each Summit Merging Fund;

  The compatibility of the respective investment objectives, investment policies and risks of each Calvert Acquiring Fund with those of the respective Summit Merging Fund;

  The capabilities and financial strength of CAMCO;

  The fact that CAMCO has agreed to implement a fee cap on the net expense ratio of each resulting combined fund ("Combined Fund") for a period of two years following the Reorganizations, at the current expense ratio in effect for each Summit Merging Fund as of November 30, 2008;

  The likelihood that Summit Merging Fund shareholders, as part of larger funds, may benefit from reduced overall operating expenses per share as a result of certain economies of scale expected after the Reorganizations;

  The fact that each Reorganization would not dilute the interests of the respective Summit Merging Fund's current shareholders and that the terms of the Plan of Reorganization was fair, and reasonable, and consistent with industry practice; and

  The anticipated tax-free nature of the exchanges contemplated by the Reorganizations for federal income tax purposes.

For the reasons described in this Prospectus/Proxy Statement and subject to the approval of Summit Merging Fund shareholders, the Summit Directors, including the Summit Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "Summit Independent Directors"), have concluded that the Reorganizations of each Summit Merging Fund into the respective Calvert Acquiring Fund would be in the best interests of the shareholders of the respective Summit Merging Fund, and recommend shareholder approval. The Reorganizations are expected to be completed on or about December 5, 2008.

Proposed Transaction. The Summit Directors have authorized Summit Mutual Funds, Inc. to enter into an Agreement and Plan of Reorganization providing for the following:

  The transfer of all the assets of each Summit Merging Fund to the respective Calvert Acquiring Fund in exchange for shares of that Calvert Acquiring Fund.

  The assumption by each Calvert Acquiring Fund of the known liabilities of the respective Summit Merging Fund.

  Following the transfer, Calvert Acquiring Fund shares will be distributed to the respective Summit Merging Fund in liquidation of that Summit Merging Fund, and each Summit Merging Fund will be dissolved.

  As a result of the proposed transaction, each shareholder of each Summit Merging Fund will receive that number of full and fractional shares of the respective Calvert Acquiring Fund with a total value on the business day immediately preceding each Reorganization equal to the value of the shares of each Summit Merging Fund which such shareholder currently holds.

The material terms of the Reorganization Plans are described in more detail in "Information about the Reorganizations" below.

Overview of Funds subject to Transaction.

Summit Bond --> Calvert Income

Summit Bond Merging into Calvert Income

Summit Bond is a diversified series of Summit Mutual Funds, Inc., an open-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended. Calvert Income is a non-diversified series of The Calvert Fund, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Summit Bond offers Class A and I shares. Calvert Income offers Classes A, B, C, I, R and Y shares, but only Class I and Y shares are subject to the Reorganization.

Summit Investment Partners, Inc. serves as the investment advisor for Summit Bond. Calvert Investment Management Company, Inc. serves as the investment advisor for Calvert Income.

As of September 30, 2008, the net assets of Summit Bond were [$___ million]. As of September 30, 2008, the net assets of Calvert Income were [$___ million].

Summit Everest --> Calvert Large Cap Value

Summit Everest Merging into Calvert Large Cap Value

Summit Everest is a diversified series of Summit Mutual Funds, Inc., an open-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended. Calvert Large Cap Value is a diversified series of Calvert SAGE Fund, an open-end management investment company organized as a Maryland business trust and registered under the Investment Company Act of 1940. Summit Everest offers Class A and I shares. Calvert Large Cap Value offers Classes A, C, I and Y shares, but only Class A and Y shares are subject to the Reorganization.

Summit Investment Partners, Inc. serves as the investment advisor for Summit Everest. Calvert Investment Management Company, Inc. serves as the investment advisor for Calvert Large Cap Value.

As of September 30, 2008, the net assets of Summit Everest were [$___ million]. As of September 30, 2008, the net assets of Calvert Large Cap Value were [$___ million].

Summit Money Market --> Calvert Institutional Prime

Summit Money Market Merging into Calvert Institutional Prime

Summit Money Market is a diversified series of Summit Mutual Funds, Inc., an open-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended. Calvert Institutional Prime is a diversified series of Calvert Cash Reserves, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Both Funds offer Class I shares.

Summit Investment Partners, Inc. serves as the investment advisor for Summit Money Market. Calvert Investment Management Company, Inc. serves as the investment advisor for Calvert Institutional Prime.

As of September 30, 2008, the net assets of Summit Money Market were [$___ million]. As of September 30, 2008, the net assets of Calvert Institutional Prime were [$___ million].

Tax Consequences. Pursuant to the Reorganization Plans, as a condition to closing each of the Reorganizations, each Summit Merging Fund shall have received an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of each Calvert Acquiring Fund's shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the respective Summit Merging Fund. In addition, the tax basis of each Summit Merging Fund's assets in the hands of the respective Calvert Acquiring Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Summit Merging Fund prior to the Reorganization. See "Information about the Reorganizations" below.

Summit Bond --> Calvert Income

If the Reorganizations take place, Calvert Income will be constrained in the extent to which it can use the capital loss carryforwards of Summit Bond. See "Effect of the Reorganization on Capital Loss Carryforwards" below.

* * *

Investment Objectives. The Funds' investment objectives are compatible: Summit Bond seeks a high level of current income by investing; Calvert Income seeks to maximize long-term income. The following charts set forth the specific investment objectives of each Fund.

Summit Bond --> Calvert Income

INVESTMENT OBJECTIVE
Merging Fund	Acquiring Fund
Summit Bond	Calvert Income
The Fund seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.	The Fund seeks to maximize long-term income, to the extent consistent with prudent investment management and preservation of capital, through investment in bonds and other income producing securities.

Investment Strategies. The Funds' principal investment strategies are compatible as each Fund invests primarily in investment-grade fixed-income securities of comparable credit quality and emphasizes prudent investment management with reasonable risk. However, there are differences in the investment methods utilized by the Funds to seek their objectives, as indicated below. Summit Bond emphasizes government bonds, while Calvert Income emphasizes corporate bonds, and the average maturity and effective duration are shorter in the investment portfolio of Calvert Income than in that of Summit Bond. In addition, Summit Bond is diversified; Calvert Income is non-diversified and may invest more of its assets in a smaller number of companies. The following chart sets forth the principal investment strategies of each Fund.

PRINCIPAL INVESTMENT STRATEGIES
Merging Fund	Acquiring Fund
Summit Bond	Calvert Income

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities. In addition, the Fund normally invests at least 75% of its assets in publicly traded or 144a investment-grade debt securities, or unrated securities determined to be of equivalent rating; obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; or cash and cash equivalents.

The Fund typically invests at least 65% of its net assets in investment grade U.S. dollar denominated debt securities, or if unrated, considered to be of comparable credit quality by the Portfolio's Advisor. There is no limit on unrated securities. The Fund invests principally in bonds issued by the U.S. Treasury and its agencies, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and U.S. corporations.

The Fund may invest without limitation in asset-backed securities ("ABS") and in mortgage-backed securities, including collateralized mortgage obligations ("CMOs").	The Fund may invest in taxable municipal securities, ABS of U.S. issuers and repurchase agreements, as well as mortgage-backed securities including CMOs.
The Fund is actively traded.	The Fund uses an active strategy, seeking relative value to earn incremental income.
Up to 25% of the Fund's total assets may be invested in unrated debt securities or below-investment grade high yield debt securities ("junk bonds").	Up to 35% of the Fund's net assets may be invested in junk bonds.

The Fund may invest up to 25% of its net assets in foreign securities; its investments in any single "major country" (certain developed foreign nations) are limited to 10% of net assets, and its investments in any single other country are limited to 5% of net assets.

The Fund may invest up to 30% of its net assets in foreign debt securities.

The Fund is diversified (with respect to 75% of its assets; the Fund may not invest more than 5% of its assets in securities of any one issuer; and the Fund may not purchase more than 10% of an issuer's outstanding debt securities or 10% of an issuer's outstanding voting securities).

The Fund is non-diversified and may invest more of its assets in a smaller number of companies, compared to a diversified fund.
The average maturity of the Fund is [12.9 years] and the effective duration of the Fund is [5.4 years]. *	The average maturity of the Fund is 7.17 years and the effective duration of the Fund is 3.69 years. **
The Fund may not make short sales of securities or maintain a short position.

To manage the duration of its portfolio, the Fund may use a hedging technique involving short sales of U.S. Treasury securities. The Fund may also effect short sales if it owns or has the right to obtain securities in kind and amount to the securities sold short.

The Fund may not borrow amounts in excess of 10% of its total assets, and then only from banks and by entering into reverse repurchase agreements.	The Fund may not borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).
The Fund may invest up to 20% of its total assets in convertible debt securities, convertible preferred and preferred stocks, or other securities.	Although it may employ leverage by borrowing money and using it for the purchase of additional securities, the Portfolio does not currently intend to do so.

* Based on data reported by Morningstar as of [6/30/08].

** Based on data reported by Calvert as of 6/30/08.

Summit Everest --> Calvert Large Cap Value

Investment Objective. The Fun's investment objectives are compatible as they both seek long-term capital appreciation. The following chart sets forth the specific investment objectives of each Fund.

INVESTMENT OBJECTIVE
Merging Fund	Acquiring Fund
Summit Everest	Calvert Large Cap Value

The Fund seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

The Fund seeks long-term capital appreciation through investment primarily in large-cap U.S. common stocks that are trading at prices below what are believed to be their intrinsic value, using the Fund's corporate responsibility standards and strategies.

Investment Strategies. The Funds' principal investment strategies are compatible as each Fund invests primarily in common stocks and other equity securities. However, there are differences in the investment methods utilized by the Funds to seek their objectives, as indicated below. Calvert Large Cap Value invests at least 80% of its assets in the common stocks of large-cap companies, while Summit Everest does not have such a policy. In addition, Calvert Large Cap Value analyzes each investment against threshold corporate responsibility standards, where Summit Everest does not have such standards. The following chart sets forth the principal investment strategies of each Fund.

PRINCIPAL INVESTMENT STRATEGIES
Merging Fund	Acquiring Fund
Summit Everest	Calvert Large Cap Value

A major portion of the Fund will be invested in common stocks. The Fund seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style).

The Fund offers opportunities for long-term growth of capital through large-cap company equity securities that the portfolio manager believes are undervalued..
The Fund may invest all or a portion of its assets in preferred stocks, convertible preferred stocks, convertible bonds, and convertible debentures.	Under normal circumstances, at least 80% of the Fund's net assets (including borrowings for investment purposes) will be invested in the common stocks of large-cap companies.

When market conditions for equity securities are adverse, and for temporary defensive purposes, the Fund may invest in Government securities, money market instruments, or other fixed income securities, or retain cash or cash equivalents. However, the Fund normally will remain primarily invested in common stocks.

Under normal circumstances, the Fund seeks to have a weighted average market capitalization of at least $10 billion.

The Fund may invest up to 20% of its assets in financial futures contracts and options and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.

The Fund primarily invests in U.S. large cap companies, although it may also invest in mid-cap and small cap companies, and may invest up to 25% of its net assets in foreign securities.
As a temporary investment strategy, when the Fund has less than $50 million in net assets, the Fund may invest up to 100% of its assets in such futures and/or options contracts.

The Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

The Fund may also sell covered calls on futures contracts or individual securities held in the Fund.

* Based on data reported by Morningstar as of [6/30/08].

** Based on data reported by Calvert as of 6/30/08.

Summit Money Market --> Calvert Institutional Prime

Investment Objectives. The Funds' investment objectives are substantially similar. Summit Money Market seeks a high level of current income, and Calvert Institutional Prime seeks to maximize long-term income. The following chart sets forth the respective investment objectives of each Fund.

INVESTMENT OBJECTIVE
Merging Fund	Acquiring Fund
Summit Money Market	Calvert Institutional Prime
Seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.	Seeks to obtain the highest level of current income, consistent with safety, preservation of capital and liquidity that is available through investments in specified money market instruments.

Investment Strategies. The Funds' principal investment strategies are compatible as each Fund is a money market fund that invests primarily in high quality, short-term securities. However, there are differences in the investment methods utilized by the Funds to seek their objectives. The following chart sets forth the principal investment strategies of each Fund.

PRINCIPAL INVESTMENT STRATEGIES
Merging Fund	Acquiring Fund
Summit Money Market	Calvert Institutional Prime

The Fund may buy securities from many types of issuers, including the U.S. government, banks (both U.S. and foreign), corporations and municipalities.

The Fund's assets are invested primarily in Top-Tier Securities, such as:

  high-quality, short-term investments, including U.S. Government and its agencies or instrumentalities securities;
  high-quality, U.S. dollar-denominated international money market investments;
  certificates of deposit of major banks;
  commercial paper;
  eligible high-grade, short-term corporate obligations and participation interests in such obligations;
  repurchase agreements;
  bankers acceptances;
  floating rate notes;
  variable-rate demand notes; and
  taxable municipal securities.

The Fund invests in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

* Based on data reported by Morningstar as of [6/30/08].

** Based on data reported by Calvert as of 6/30/08.

* * *

Certain of the current holdings of the Summit Merging Funds may not meet the current investment objectives and policies of the respective Calvert Acquiring Fund. In reconciling the investment policies of the Funds, the Advisor of the Summit Merging Funds will begin to transition the portfolio holdings from the Summit Merging Funds to the respective Calvert Acquiring Fund. To the extent that certain of these holdings transfer to the respective Calvert Acquiring Fund following the Reorganizations, certain transaction costs could be incurred in transitioning these holdings out of each Summit Merging Fund.

For a more detailed description of the investment techniques used by the Funds, and for more information concerning the risks associated with investments in the Funds, see the Funds' Prospectuses, the Summit SAI, and the Calvert SAIs, as applicable.

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental and non-fundamental investment restrictions. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are discussed below. Non-fundamental investment restrictions, which may be changed by the Board of Directors without shareholder approval, are disclosed in the respective Funds' Statement of Additional Information (herein incorporated by reference).

Summit Funds

(1) Issue senior securities (except that each Fund may borrow money as described in restriction 9 below).

(2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5) Purchase or sell commodities, commodity contracts, or real estate, except that each Fund may purchase securities of issuers which invest or deal in any of the above, and except that each Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Funds (other than the Money Market Fund).

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities if, as a result, the aggregate of such loans would exceed one-third of the Fund's total assets, except that the Money Market Fund may not lend securities.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The Fund will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Fund and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Calvert Income

(1) The Fund may not concentrate investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(2) The Fund may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of a Fund's total assets (including the amount borrowed).

(3) The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter.

(4) The Fund may not invest directly in commodities or real estate, although the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that a Fund may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

(5) The Fund may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of a Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Calvert Large Cap Value

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act of 1940.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Fund may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

(4) The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

(5) The Fund may not invest directly in commodities or real estate, although the Fund may invest in financial futures, and the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

(6) The Fund may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Calvert Institutional Prime

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act of 1940.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

(3) The Fund may not issue senior securities or borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

(4) The Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter.

(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) The Fund may not lend any security or make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parities, except through the purchase of debt securities or other debt instruments.

Risk Factors. An investment in each Fund entails investment risk, including possible loss of the principal amount invested. The following charts set forth the principal risks associated with investing in each Fund.

Summit Bond --> Calvert Income

PRINCIPAL RISKS
Merging Fund	Acquiring Fund
Summit Bond	Calvert Income

The potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality.

The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single bond may have greater impact on the Fund.

The risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Fund. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

The risk of a decline in the Fund's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Fund maintains an intermediate average maturity and is actively traded. Therefore, income risk is expected to be moderate to high.

Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer's ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

During periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the Adviser will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Fund's exposure to mortgage-backed securities and currently callable bonds is generally expected to be low to moderate.

Investment in foreign securities also involves the risk that securities which trade or are denominated in currencies other than the U.S. dollar may be affected by fluctuations in currency exchange rates.

The Fund employs an active style that seeks to maximize income to the extent consistent with preservation of capital. The active style can result in higher turnover, exceeding 100%, and may cause the Fund to have a relatively high amount of short-term capital gains, which are taxable to you at the ordinary income tax rate, and may translate to higher transaction costs.

Summit Everest --> Calvert Large Cap Value

PRINCIPAL RISKS
Merging Fund	Acquiring Fund
Summit Everest	Calvert Large Cap Value

The Fund's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Fund could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The stock market may decline in value.
The Fund's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Fund purchases.	The individual stocks in the Fund may not perform as well as expected, and/or the Fund's portfolio management practices may not work to achieve their desired result.

The Fund's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market. The market may favor growth stocks to the exclusion of value stocks, or may not favor equities at all. There is no guarantee that a value security is in fact, undervalued, or that the market will ever recognize its true value. In addition, to the extent that the Fund invests in value securities, it may produce more modest gains than equity funds with more aggressive investment profiles.

Value stocks may perform differently from the market as a whole, which may not recognize a security's intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Fund may underperform other funds using different investment approaches.

The Fund may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. During such a temporary defensive period, the Fund likely will not achieve its objective.

Large cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

The Fund may invest in financial futures contracts and options and stock index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The principal risk of derivatives used in this context is that the derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Debt securities and preferred stocks have rights senior to a company's common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Summit Money Market --> Calvert Institutional Prime

PRINCIPAL RISKS
Merging Fund	Acquiring Fund
Summit Money Market	Calvert Institutional Prime

As with most money market funds, the most important factor affecting performance is market interest rates. The Fund's yields tend to reflect current interest rates, which means that when these rates fall, the Fund's yield generally falls as well.

The yield of the Fund will vary daily, depending on market interest rates, and tends to follow the same direction as the rates.

If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance. To the extent that the Fund emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the Fund because it invests primarily in securities that are considered to be of high quality.

The Funds' investment objectives are substantially similar. Summit Money Market seeks a high level of current income, and Calvert Institutional Prime seeks to maximize long-term income.

Purchase, Exchange and Redemption Procedures, and Dividend Policy. The Funds have substantially similar or identical procedures for purchasing, exchanging and redeeming shares, and for receiving distributions. [TBD]

For more detailed information regarding the Funds' purchase, exchange and redemption procedures, including how their shares are priced, and their dividend policies, see the Funds' respective Prospectuses and SAIs.

EXPENSE COMPARISON

The following tables allow you to compare the expenses of the Funds, and the tables titled "Combined Fund" show what the expenses of each Calvert Acquiring Fund are estimated to be, assuming the Reorganizations take place. You will not pay an initial or deferred sales charge in connection with the Reorganizations.

The expense amounts set forth in the tables and the examples below are based on the most recent fiscal year ended December 31, 2007 of each Summit Merging Fund and of the respective Calvert Acquiring Fund, respectively (except for Calvert Large Cap Value). The expense amounts in the table and example for the Combined Fund are based on what the estimated combined expenses of each Calvert Acquiring Fund would have been for the most recent fiscal year assuming each Reorganization had taken place on January 1, 2007.

Summit Bond --> Calvert Income

SHAREHOLDER FEES (fees paid directly from your account)

	(Merging Fund)		(Acquiring Fund)
	Summit Bond		Calvert Income
	Class A	Class I	Class Y	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%[7]	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None	None	None	None
Redemption fee (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges , within 30 days of purchase (Class A, B and C) or 7 days of purchase (Class I)	None	2.00%	2.00%	2.00%

(Combined Fund)
Pro Forma
	Class Y	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None	None
Redemption fee (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges , within 30 days of purchase (Class A, B and C) or 7 days of purchase (Class I)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES 1 (deducted from Fund assets)

	(Merging Fund)		(Acquiring Fund)
	Summit Bond		Calvert Income
	Class A	Class I	Class Y	Class I
Management Fees	0.47%	0.47%	0.66%	0.48%
Distribution and service (12b-1) fees	0.25%	None	None	None
Other expenses[3]	0.29%	0.29%	0.24%	0.07%
Total annual Fund operating expenses[4]	1.01%	0.76%	0.90%	0.55%

(Combined Fund)
Pro Forma
	Class Y	Class I
Management Fees	____%	____%
Distribution and service (12b-1) fees	None	None
Other expenses[3]	____%	____%
Total annual Fund operating expenses[4]	____%	____%

Summit Everest --> Calvert Large Cap Value

SHAREHOLDER FEES (fees paid directly from your account)

	(Merging Fund)		(Acquiring Fund)
	Summit Everest		Calvert Large Cap Value
	Class A	Class I	Class A	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%[7]	None	4.75%[8]	None
Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None	None	None	None
Redemption fee (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges , within 30 days of purchase (Class A) or 7 days of purchase (Class I)	None	None	2.00%	2.00%
Low balance fee	None	None	N/A	N/A

(Combined Fund)
Pro Forma
	Class A	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[8]	None
Maximum deferred sales charge (load) (as a percentage of purchase or redemption proceeds, whichever is lower)	None	None
Redemption fee (as a % of redemption proceeds) Note: Redemption fee applies only to redemptions, including exchanges , within 30 days of purchase (Class A) or 7 days of purchase (Class I)	2.00%	2.00%
Low balance fee	N/A	N/A

ANNUAL FUND OPERATING EXPENSES 1 (deducted from Fund assets)

	(Merging Fund)		(Acquiring Fund)
	Summit Everest		Calvert Large Cap Value
	Class A	Class I	Class A	Class Y
Management Fees	0.64%	0.64%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	None	0.25%	None
Other expenses[3]	0.28%	0.28%	0.64%	0.56%
Total annual Fund operating expenses[4]	1.17%	0.92%	1.74%	1.41%
Less fee waiver and/or expense reimbursement[8]	N/A	N/A	(0.39%)	(0.31%)
Net expenses	N/A	N/A	1.35%	1.10%

(Combined Fund)
Pro Forma
	Class A	Class Y
Management Fees	____%	_____%
Distribution and service (12b-1) fees	0.25%	None
Other expenses[3]	_____5	_____%
Total annual Fund operating expenses[4]	____%	_____%

Summit Money Market --> Calvert Institutional Prime

SHAREHOLDER FEES (fees paid directly from your account)

	(Merging Fund)	(Acquiring Fund)
	Summit Money Market	Calvert Institutional Prime
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

(Combined Fund)
Pro Forma
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

ANNUAL FUND OPERATING EXPENSES1 (expenses that are deducted from Fund assets)

	(Merging Fund)	(Acquiring Fund)
	Summit Money Market	Calvert Institutional Prime
Management Fees	0.35%	0.30%
Distribution and service (12b-1) fees	None	None
Other Expenses[3]	0.10%	0.16%
Total Annual Fund Operating Expenses[4]	0.45%[6]	0.46%[10]

(Combined Fund)
Pro Forma
Management Fees	0.__%
Other Expenses[3]	0.__%
Acquired Fund Fees & Expenses	N/A
Total Annual Fund Operating Expenses[4]	0.__%

Explanation of Fee and Expense Tables

1 Expenses are based on the most recent fiscal year of the respective Summit Merging Fund and of the Calvert Acquiring Fund, respectively (expenses are based on projected expenses for Calvert Large Cap Value's current fiscal year). Expenses of the respective Combined Fund are based on what the estimated combined expenses would have been for the most recent fiscal year assuming the Reorganization had taken place on January 1, 2007. Management fees for each Calvert Acquiring Fund include the advisory fee paid to CAMCO, and the administrative fee paid to Calvert Administrative Services Company, an affiliate of CAMCO.

3 "Other expenses" for each Calvert Acquiring Fund includes custodial, transfer agent and subtransfer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties that provide recordkeeping and other administrative services.

4 Total Annual Fund Operating Expenses for each Calvert Acquiring Fund reflect an indirect fee resulting from each Fund's expense offset arrangement with its custodian bank. Under this arrangement, the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. The amount of this credit received by the Fund, if any, during the most recent fiscal year is reflected in the "Financial Highlights" section of the Fund's most recent Annual Report as the difference between the line items "Expenses Before Offsets" and "Net Expenses."

5 CAMCO has agreed to limit direct net annual fund operating expenses for the Combined Fund through December 4, 2010 to the level of each Summit Merging Fund's current net expenses as of November 30, 2008. This expense limitation does not limit the acquired fund fees and expenses incurred by a shareholder. For purposes of illustration only, assuming the rate of each Summit Merging Fund's net expenses for the fiscal year ended December 31, 2007 were the rate of the Fund's net expenses in effect on November 30, 2008, and subject to the qualifications discussed below, direct net operating expenses for the Combined Fund Pro Forma would not exceed [0.76%] for Calvert Income, ____% for Calvert Large Cap Value and ____% for Calvert Institutional Prime for the period. Only the respective Calvert Acquiring Fund's Board of Trustees/Directors may terminate a Combined Fund's expense cap for the period. The example on the following page reflects these expense limits but only through 2010. Under the terms of the expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, and taxes. It is not expected that a Combined Fund will incur a material amount of interest expense in the fiscal year.

6 Pursuant to the terms of the Summit Funds' investment advisory agreements, Total Annual Fund Operating Expenses, in excess of 0.45% for Summit Money Market - Class I are paid by SIP.

7 The initial sales charge is reduced or eliminated for purchases of $25,000 or more for the Class A shares of Summit Everest and Summit Bond.

8 Purchases of Class A shares of Calvert Income and Calvert Large Cap Value for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase.

9 CAMCO has agreed to limit direct net annual fund operating expenses for Calvert Large Cap Value through January 31, 2010. Subject to the qualifications discussed below, direct net operating expenses will not exceed 1.35% for Class A. Only the Board of Trustees of the Fund may terminate the Fund's expense cap for the period. The example below reflects these expense limits but only through the contractual date. Under the terms of the expense limitation, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses and taxes. The Fund does not expect to incur a material amount of interest expense in the fiscal year.

The Fund has an expense offset arrangement with the custodian bank whereby the custodian fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses. Under those circumstances where the Advisor has provided to the Fund a contractual expense limitation, and to the extent any expense offset credits are earned, the Advisor may benefit from the expense offset arrangement and the Advisor's obligation under the contractual limitation may be reduced by the credits earned. Expense offset credits, if applicable, are included in the line item "Less fee waiver and/or expense reimbursement." It is not expected that a material amount of credits will be earned in the fiscal year.

10 From time to time, CAMCO may, at its discretion, voluntarily reimburse Calvert Institutional Prime for certain of its expenses in order to reduce expense ratios. CAMCO may cease these voluntary reimbursements at any time. The Annual Fund Operating Expenses do not reflect expense reimbursements. Net of current expense reimbursements and offsets, the expenses of Calvert Institutional Prime were 0.27% for the fiscal year ended September 30, 2007.

The following table compares the net expense ratios for each Summit Merging Fund and the respective Calvert Acquiring Fund (as of [June 30, 2008]), recognizing that CAMCO intends to cap the net expense ratio of each Combined Fund at the current net expense ratio in effect for each Summit Merging Fund as of November 30, 2008:

Summit Bond --> Calvert Income

	Share Class	Net Expense Ratio
Summit Bond	I	0.76%
merges into Calvert Income	I	0.53%
Summit Bond	A	1.01%
merges into Calvert Income	Y1	0.90%

Summit Everest --> Calvert Large Cap Value

	Share Class	Net Expense Ratio
Summit Everest	I	0.89%
merges into Calvert Large Cap Value	Y2	0.89%[3]
Summit Everest	A	1.14%
merges into Calvert Large Cap Value	A	1.14%[4]

Summit Money Market --> Calvert Institutional Prime

	Share Class	Net Expense Ratio
Summit Money Market	I	0.45%
merges into Calvert Institutional Prime	I	0.40%[4]

* * *

Examples. These examples are intended to help you compare the cost of investing in each Summit Merging Fund versus each Calvert Acquiring Fund and the respective Combined Fund (Pro Forma), assuming the Reorganizations take place. The examples assume that:

    You invest $10,000 ($1,000,000 for Class I shares) in the Fund for the time periods indicated;

    You reinvest all dividends and distributions;

    Your investment has a 5% return each year;

    The Fund's operating expenses remain the same; and

    Any Calvert expense limitation is in effect for year one and two.

_________________________
1   The main difference between Calvert's A shares and Y shares is that the Y shares do not have a sales load or any 12b-1 fees.

2   The main difference between Calvert's I shares and Y shares is that the Y shares are designed to accommodate retirement plan distribution arrangements.

3   Expenses will be capped for two years at the level of Summit Everest as of November 30, 2008 so as not to increase expenses to shareholders.

4   Expenses will be capped for two years at the level of Summit Money Market as of November 30, 2008 so as not to increase expenses to shareholders.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Summit Bond --> Calvert Income

(Unaudited)

Number of Years Investment is Held	(Merging Fund)		(Acquiring Fund)
	Summit Bond		Calvert Income
	Class A	Class I	Class Y	Class I
1 year	$100	$78	$92	$5,622
3 years	$311	$245	$287	$17,629
5 years	$539	$426	$498	$30,728
10 years	$1,193	$950	$1,108	$68,928
Number of Years Investment is Held	(Combined Fund)
Pro Forma
1 year	$_____	$_____
3 years	$_____	$_____
5 years	$_____	$_____
10 years	$_____	$_____

Summit Everest --> Calvert Large Cap Value

(Unaudited)

Number of Years Investment is Held	(Merging Fund)		(Acquiring Fund)
	Summit Everest		Calvert Large Cap Value
	Class A	Class I	Class A	Class Y
1 year	$113	$94	$606	$111
3 years	$352	$295	$961	$408
5 years	$610	$511	N/A	N/A
10 years	$1,345	$1,135	N/A	N/A
Number of Years Investment is Held	(Combined Fund)
Pro Forma
1 year	$_____	$_____
3 years	$_____	$_____
5 years	$_____	$_____
10 years	$_____	$_____

Summit Money Market --> Calvert Institutional Prime

(Unaudited)

Number of Years Investment is Held	(Merging Fund)	(Acquiring Fund)	(Combined Fund)
	Summit Money Market	Institutional Prime	Pro Forma
1 year	$46	$4,704	$_____
3 years	$145	$14,764	$_____
5 years	$253	$25,757	$_____
10 years	$568	$57,917	$_____

PERFORMANCE COMPARISON

The following bar charts and performance tables show each Fund's annual returns and its long-term performance. The charts and tables provide some indication of the risks of investing in each Fund. A Fund's past performance does not necessarily indicate how that Fund will perform in the future.

The bar charts show how the performance of each Fund has varied from year-to-year.

Summit Bond --> Calvert Income

(Merging Fund)
Summit Bond
Year-by-Year Total Return

* Total return for the most recent fiscal year quarter ended December 31, 2007 was 0.90%.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.35% (quarter ended 6/30/2003) and the lowest return for a quarter was -2.82% (quarter ended 6/30/2004).

The bar chart and table for Summit Bond provide some indication of the risk of investing in the Fund. The bar chart shows how the Fund's Class I shares' annual performance has varied from year to year since its inception. The table below shows how the Fund's average annual total returns compare with those of the Lehman Brothers Aggregate Bond Index. The bar chart does not reflect the impact of sales charges (which apply to Class A shares), which would lower returns below those shown in the bar chart. The table reflects deduction of the front-end sales charge applicable to Class A shares. Absent limitation of the Fund's expenses in 2000 and 2001, total returns would be lower.

(Acquiring Fund)
Calvert Income
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q1 '01	8.02%
Worst Quarter: (of periods shown)	Q2 '04	-1.53%

The bar chart and table for Calvert Income show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how performance of the Class I shares has varied from year to year. The table below compares the Fund's performance over time to that of the Lehman U.S. Credit Index, a widely recognized unmanaged index of bond prices. It also shows the Fund's returns compared to the Lipper Corporate Debt Funds BBB-Rated Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)
(Merging Fund)				(Acquiring Fund)
Summit Bond				Calvert Income
Class I Shares				Class I Shares
	1 Year	5 Years	Since Inception*		1 Year	5 Years	10 Years**
Return Before Taxes	3.63%	5.02%	5.60%	Return Before Taxes	5.71%	7.06%	7.65%
Return After Taxes on Distributions	1.79%	3.08%	3.39%	Return After Taxes on Distributions	3.35%	4.81%	4.80%
Return After Taxes and on Distributions and Sale of Fund Shares	2.34%	3.15%	3.45%	Return After Taxes and on Distributions and Sale of Fund Shares	3.83%	4.79%	4.83%
				Lehman U.S. Credit Index	5.11%	4.84%	6.06%
				Lipper Corporate Debt Funds BBB-Rated Avg.	4.38%	5.39%	5.35%

Class A Shares[1]				Class Y Shares
	1 Year	5 Years	Since Inception*		1 Year	5 Years	10 Years
Return Before Taxes	-1.00%	3.86%	4.75%	Return Before Taxes	5.08%	6.38%	7.33%
Return After Taxes on Distributions	____%	____%	____%	Return After Taxes on Distributions	2.92%	4.37%	4.52%
Return After Taxes and on Distributions and Sale of Fund Shares	____%	____%	____%	Return After Taxes and on Distributions and Sale of Fund Shares	3.43	4.36%%	4.56%
Lehman Brothers Aggregate Bond Index	6.97%	4.42%	6.41%
Lipper Corporate Debt Funds BBB-Rated Avg.	____%	____%	____%

* The inception date of Summit Bond is 4/3/00.

** The inception date of Calvert Income is 2/26/99.

1 Class A shares of Summit Bond became available February 1, 2007, and performance prior to that date is based on the Class I shares' performance adjusted for the 12b-1 distribution fees applicable to Class A. A 4.25% load has been applied.

Summit Everest --> Calvert Large Cap Value

(Merging Fund)
Summit Everest
Year-by-Year Total Return

* Total return for the most recent fiscal year quarter ended December 31, 2007 was -4.70%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.04% (quarter ended 6/30/2003) and the lowest return for a quarter was -21.37% (quarter ended 9/30/2002).

The bar chart and table provide some indication of the risk of investing in Summit Everest. The bar chart shows how the Fund's Class I shares' annual performance has varied from year to year since its inception. The table below shows how the Fund's average annual total returns compare with those of the Russell 1000 Value Index. The bar chart does not reflect the impact of sales charges (which apply to Class A shares), which would lower returns below those shown in the bar chart. The table reflects deduction of the front-end sales charge applicable to Class A shares. Absent limitation of the Fund's expenses in 2000 and 2001, total returns would be lower.

(Acquiring Fund)
Calvert Large Cap Value

There are no performance tables for Calvert Large Cap Value because the Fund has had less than one calendar year of operations; but pursuant to the Reorganization, the Fund will assume the prior performance of Summit Everest.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)
(Merging Fund)
Summit Everest
Class I Shares
	1 Year	5 Years	Since Inception*
Return Before Taxes	0.60%	15.34%	8.62%
Return After Taxes on Distributions	-1.29%	13.64%	7.03%
Return After Taxes and on Distributions and Sale of Fund Shares	1.78%	12.88%	6.80%
Class A Shares[1]
	1 Year	5 Years	Since Inception*
Return Before Taxes	-5.42%	13.77%	7.55%
Return After Taxes on Distributions	____%	____%	____%
Return After Taxes and on Distributions and Sale of Fund Shares	____%	____%	____%
Russell 1000 Value Index	-0.17%	14.63%	6.87%
Lipper ______________ Avg.	____%	____%	____%

* The inception date of Summit Everest is 12/29/99.

1 Prior to October 1, 2004, Class A shares of Summit Everest were designated as Class F shares and were not subject to an initial sales load. A 5.75% load has been applied.

Summit Money Market --> Calvert Institutional Prime

(Merging Fund)
Summit Money Market
Year-by-Year Total Return

* Total return for the most recent fiscal year quarter ended December 31, 2007 was 1.21%.

During the period shown in the bar chart, the highest return for a calendar quarter was 1.42% (quarter ended 3/31/2001) and the lowest return for a quarter was 0.17% (quarter ended 9/30/2003).

The bar chart and table below provide some indication of the risk of investing in Summit Money Market. The bar chart shows how the Fund's annual performance has varied from year to year since its inception. The table below shows the Fund's average annual total returns. Absent limitation of the Fund's expenses, total returns would be lower.

(Acquiring Fund)
Calvert Institutional Prime
Year-by-Year Total Return

Best Quarter: (of periods shown )	Q4 '00	1.64%
Worst Quarter: (of periods shown)	Q1 '04	0.23%

The bar chart and table show Calvert Institutional Prime's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart below shows how the performance has varied from year to year. The table compares the Fund's performance over time to the Lipper Institutional Money Market Funds Average, an average of the annual return of mutual funds that have an investment style similar to that of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2007)
(Merging Fund)				(Acquiring Fund)
Summit Money Market				Calvert Institutional Prime
	1 Year	5 Years	Since Inception*		1 Year	5 Years	10 Years
Summit Money Market	5.03%	2.87%	3.05%	Calvert Institutional Prime	5.11%	3.08%	3.87%
Money Fund's First Tier Retail	4.58%	2.52%	2.66%	Lipper Institutional Money Market Funds Average	4.98%	2.86%	3.65%

The inception date of Summit Money Market is 07/09/01.

Important information about each Calvert Acquiring Fund is also contained in management's discussion of fund performance, which appears in the most recent Annual and Semi-Annual Reports of the respective Fund.

MANAGEMENT OF CALVERT FUNDS

Investment Management. Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for each Calvert Acquiring Fund. CAMCO is a subsidiary of Calvert Group, Ltd., which is a subsidiary of UNIFI Mutual Holding Company. CAMCO provides each Calvert Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by CAMCO. It has been managing mutual funds since 1976. As of September 30, 2008 CAMCO was the investment advisor for 42 mutual funds and had over $16._ billion in assets under management.

Investment Advisory Agreement.

Summit Bond --> Calvert Income

Under the investment advisory agreement between CAMCO and The Calvert Fund, the annual advisory fee paid by Calvert Income for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.40%.

Summit Everest --> Calvert Large Cap Value

Under the investment advisory agreement between CAMCO and Calvert SAGE Fund, an annual advisory fee of 0.65% is payable by Calvert Large Cap Value as a percentage of the Fund's average daily net assets.

Summit Money Market --> Calvert Institutional Prime

Under the investment advisory agreement between CAMCO and Calvert Cash Reserves, the annual advisory fee paid by Calvert Institutional Prime for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.25%.

*  *  *

Portfolio Managers. Information is provided below identifying each individual and/or member of the team who is employed by or associated with CAMCO and who is jointly and primarily responsible for the day-to-day management of each Calvert Acquiring Fund. This information is not required for Calvert Institutional Prime.

Summit Bond --> Calvert Income

Calvert Income Fund
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
Gregory Habeeb	Senior Vice President and Portfolio Manager	Since January 1997	Lead Portfolio Manager of Calvert's taxable fixed-income funds since 1997 Mr. Habeeb has over 20 years of experience as an analyst, trader and portfolio manager.	Lead Portfolio Manager

Summit Everest --> Calvert Large Cap Value

Calvert Large Cap Value Fund (as of December 5, 2008)
Name of Portfolio Manager	Title	Length of Service with Advisor	Business Experience During Last 5 Years	Role on Management Team
James R. McGlynn	[TBD]	Joining Calvert pursuant to re-structuring on December 5, 2008

Lead Portfolio Manager of Calvert's large cap growth team since 2008

Lead Portfolio Manager of Summit's large cap growth team since 1999

Mr. McGlynn has over __ years of experience as a portfolio manager.

Lead Portfolio Manager
Yvonne M. Bishop	[TBD]	Joining Calvert pursuant to re-structuring on December 5, 2008

Assistant 75

Portfolio Manager of Calvert's large cap growth team since 2008

Assistant Portfolio Manager of Summit's large cap growth team since 2000.

Ms. Bishop has over 17 years in the investment industry.

Assistant Portfolio Manager

The respective Calvert SAI provides additional information about each Fund Manager's management of other accounts, compensation and ownership of securities in the respective Calvert Acquiring Fund.

Other Management Arrangements.

Calvert Distributors, Inc. ("CDI"), a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, serves as the principal underwriter and distributor for each Calvert Acquiring Fund.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is each Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, is each Fund's shareholder servicing agent.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and an affiliate of CAMCO, is each Fund's administrator.

REASONS FOR THE REORGANIZATION

Background on Proposed Changes to Summit Funds. Summit Mutual Funds, Inc. was established in 1984 and currently has 21 mutual funds under the Summit Apex Series and the Summit Pinnacle Series. The Summit family of funds is advised by Summit Investment Partners, Inc. ("SIP"), an indirect subsidiary of UNIFI. As of September 30, 2008, SIP had approximately $1._ billion in mutual fund assets under management.

SIP is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), which is a wholly-owned subsidiary of Ameritas Holding Company ("AHC"), a Nebraska corporation 100% owned by UNIFI. Thus, both Union Central and SIP, which continues to be a wholly-owned subsidiary of Union Central, are indirect subsidiaries of UNIFI. As of September 30, 2008, SIP had approximately $1._ billion in mutual fund assets under management.

Within the UNIFI structure, there is another mutual fund family, the Calvert Family of Funds. The Calvert Funds were founded in 1976 with a focus on tax free and socially responsible investing. As of September 30, 2008, the Calvert Funds had approximately $15._ billion in assets under management across 42 mutual fund portfolios, ranging from money market, equity, fixed income and tax free funds, to variable annuity offerings. CAMCO is the investment adviser to the Calvert Funds. CAMCO was incorporated under the laws of the State of Delaware on November 20, 1981. The Calvert Funds receive other fund services through CAMCO's affiliated companies (administrative services are provided by Calvert Administrative Services Company, fund distribution is undertaken by Calvert Distributors, Inc. and client services are provided by Calvert Shareholder Services, Inc.)

At in-person meetings on September 5, 2008 and September 9, 2008, the Board of Directors of Summit Mutual Funds, Inc. voted to approve changes to the Summit Merging Funds, in concert with the combining of the Summit and Calvert Family of Funds, with a view to providing increased shareholder benefits and operational efficiencies. With such a combination, CAMCO will assume the investment advisory role for the entire line-up of Summit Mutual Fund assets. The realignment is expected to:

  Create economies of scale for shareholders as represented by lower or capped expenses for all Funds with the implementation of a fee cap on the net expense ratio of each Fund for a period of two years.

  Lower sales loads for all Funds thereby potentially increasing future distribution and growth opportunities.

  Expand shareholder and sales support servicing of the Funds.

  Leverage Summit and Calvert existing asset management and distribution strengths.

  Minimize disruption to Summit's distribution partners and shareholders while providing increased growth potential.

The realignment will be effected in several ways. Certain of the Summit Funds will continue in their current form, but will be advised by CAMCO. CAMCO will then engage SIP, among others, to provide the day-to-day management of certain of those Funds in a sub-advisory role. The Summit Bond Portfolio of the Pinnacle Series, and the summit Funds which are the subject of this Prospectus/Proxy Statement, will be reorganized into comparable Calvert Funds.

Board Considerations. The Summit Directors, including the Summit Independent Directors, believe that each proposed Reorganization is in the best interest of the shareholders of each Summit Merging Fund and accordingly have authorized the submission of each Reorganization Plan to each Summit Merging Fund's shareholders for approval.

At in-person meetings of Directors held on September 5, 2008 and September 9, 2008, the Summit Directors considered management's recommendation to reorganize each Summit Merging Fund into the respective Calvert Acquiring Fund. In determining whether it was appropriate to recommend approval by shareholders, the Summit Directors requested information, provided by both management of SIP and by CAMCO, which they believed to be reasonably necessary to reach their conclusion. The Summit Directors carefully evaluated this information and were advised by independent legal counsel with respect to their deliberations. After considering other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Summit Directors determined that each Reorganization would be in the best interest of each Summit Merging Fund and its shareholders.

The Summit Directors reviewed various challenges to the continuing viability of each Summit Merging Fund. The Summit Directors also considered potential benefits to the shareholders of each Summit Merging Fund from the Reorganizations.

The Reorganizations will allow the Summit Merging Funds' shareholders to continue to participate in a professionally-managed fund that has compatible investment strategies to their fund. The Board of Directors, in recommending the proposed Reorganizations, considered a number of factors, including the following:

  The capabilities, investment experience, and resources of CAMCO;

  The current size and future growth prospects of each Summit Merging Fund compared to those of the respective Calvert Acquiring Fund;

  The compatibility of the investment objective, investment policy and risks of each Calvert Acquiring Fund with those of the respective Summit Merging Fund;

  The expenses and advisory fees applicable to each Summit Merging Fund and the respective Calvert Acquiring Fund before the Reorganizations;

  The fact that in order not to increase expenses to shareholders of each Summit Merging Fund, CAMCO has agreed to cap total net expenses for the respective Calvert Acquiring Fund for two years following the Reorganizations at the current rate of each Summit Merging Fund in effect as of November 30, 2008;

  Economies of scale which may potentially be realized as a result of the Reorganization;

  The relative investment performance of each Summit Merging Fund as compared to the respective Calvert Acquiring Fund;

  The service features available to shareholders of both the Summit Merging Funds and the respective Calvert Acquiring Fund;

  The terms and conditions of each Reorganization Plan;

  The fact that the Reorganizations would not dilute the interests of the respective Summit Merging Funds' current shareholders and that the terms of the Plans of Reorganization were fair, and reasonable, and consistent with industry practice;

  The anticipated tax-free nature of each Reorganization to the respective Summit Merging Fund and its shareholders;

  The fact that each Calvert Acquiring Fund will assume the known liabilities of the respective Summit Merging Fund; and

  The costs estimated to be incurred to complete the Reorganizations, including the fact that the Summit Merging Funds will not bear any expenses relating to the Reorganizations, which will be borne by CAMCO.

Following a review of the materials provided and the terms of each Reorganization Plan, the Summit Independent Directors approved the proposed Reorganizations and recommended approval by Summit Merging Fund shareholders. In connection with their approval, the Summit Independent Directors considered, among other things, that: (1) because each Reorganization is to be effected on the basis that the value of each Calvert Acquiring Fund's shares to be received by the respective Summit Merging Fund's shareholders will be equal to the value of each Summit Merging Fund's shares surrendered in exchange therefor, shareholders of the respective Summit Merging Fund will not experience any dilution in the value of their investment as a result of the Reorganizations; and (2) each Summit Merging Fund will receive an opinion of counsel that the exchanges contemplated by the respective Reorganization would be tax-free for federal income tax purposes.

At a regular meeting of the respective Board of Trustees of each Calvert Acquiring Fund ("Calvert Boards") held on September 10, 2008, the Calvert Boards likewise considered management's recommendation relating to the proposed Reorganizations, along with information provided by the management of CAMCO. The Calvert Boards considered, among other things, that shareholders of each Calvert Acquiring Fund will not experience any dilution in the value of their investment as a result of the Reorganizations, and that each Calvert Acquiring Fund will receive an opinion of counsel that the exchanges contemplated by the respective Reorganizations would be tax-free for federal income tax purposes. The Calvert Boards, including the Calvert Independent Boards, concluded that the proposed Reorganizations would be in the best interests of the shareholders of each Calvert Acquiring Fund and that the interests of its shareholders would not be diluted as a result of the transactions contemplated by the Reorganizations. The Calvert Boards therefore approved each Reorganization on behalf of the respective Calvert Acquiring Fund. The votes of the shareholders of the Calvert Acquiring Funds are not being solicited by this Prospectus/Proxy Statement because their approval or consent is not necessary for the Reorganizations.

INFORMATION ABOUT THE REORGANIZATION

The following summary is qualified in it is entirety by reference to the Reorganization Plans, the form of which is attached as Exhibits A-C to this Prospectus/Proxy Statement.

Plans of Reorganization. The proposed Reorganization Plans provide that each Calvert Acquiring Fund will acquire all of the assets of the respective Summit Merging Fund in exchange for shares of the Calvert Acquiring Fund. The Reorganizations are expected to be completed on or about December 5, 2008 or such later date as the parties may mutually agree.

The value of the full and fractional shares of each Calvert Acquiring Fund to be issued to shareholders of the respective Summit Merging Fund will equal the value of the shares of the Summit Merging Fund outstanding immediately prior to the Reorganizations. Fund securities of the Summit Merging Funds will be valued in accordance with the valuation practices of the Calvert Acquiring Funds.

At the time of the Reorganizations, each Summit Merging Fund will pay all of its obligations and liabilities, and prior to each Reorganization will issue a dividend to distribute to its respective shareholders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforwards). The Reorganizations will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, each Summit Merging Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date full and fractional shares of the respective Calvert Acquiring Fund at a total net asset value equal to the value of the shareholder's shares of the Summit Merging Fund computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the SEC's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the respective Calvert Acquiring Fund, representing the respective pro rata number of full and fractional shares of the respective Calvert Acquiring Fund due shareholders of each Summit Merging Fund. Share certificates will not be issued in connection with the Reorganizations.

The consummation of each Reorganization Plan is subject to the conditions set forth therein, including the following: each Reorganization Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Summit Merging Fund. As indicated above, the votes of the shareholders of the Calvert Acquiring Funds are not being solicited because their approval or consent is not necessary for the Reorganizations.

Representations, Warranties and, Agreements. All parties to the respective Reorganizations shall have complied with their respective responsibilities under the Reorganization Plans, the respective representations and warranties contained in the Reorganization Plans shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of any of the Funds since June 30, 2008. All parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Reorganization Plans.

Tax Opinion. All parties to the Reorganizations shall have received an opinion of counsel, addressed to the respective Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganizations under the Internal Revenue Code (the "Code") to each Summit Merging Fund, each respective Calvert Acquiring Fund, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Reorganization Plans, this Prospectus/Proxy Statement, and on other written representations as each Summit Merging Fund and each Calvert Acquiring Fund, respectively, will have verified. The opinion of counsel will indicate to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, upon consummation of the Reorganizations:

  No Summit Merging Fund or Calvert Acquiring Fund will recognize any gain or loss upon the transfer of the assets of any Summit Merging Fund to any Calvert Acquiring Fund in exchange for the respective Calvert Acquiring Fund shares, and, in the case of each Summit Fund, upon the distribution (whether actual or constructive) of the respective Calvert Acquiring Fund shares to Summit Fund shareholders in exchange for their shares of capital stock of the Summit Fund;

  The shareholders of each Summit Merging Fund who receive the respective Calvert Acquiring Fund shares pursuant to the Reorganizations will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Summit Merging Fund for the respective Calvert Acquiring Fund shares (including any share interests they are deemed to have received) pursuant to the Reorganizations;

  The tax basis of each Calvert Acquiring Fund shares received by shareholders of the respective Summit Merging Fund will be the same as the tax basis of the shares of capital stock of the respective Summit Merging Fund surrendered in the exchange; and the holding period of each Calvert Acquiring Fund shares received by each shareholder of the respective Summit Merging Fund will include the period during which the shares of the respective Summit Merging Fund exchanged therefor were held by such shareholder, provided the shares of the respective Summit Merging Fund were held as a capital asset on the date of the Reorganizations; and

  The tax basis of each Summit Merging Fund's assets acquired by the respective Calvert Acquiring Fund will be the same as the tax basis of such assets to the respective Summit Merging Fund immediately prior to the Reorganizations, and the holding period of the assets of the respective Summit Merging Fund in the hands of the respective Calvert Acquiring Fund will include the period during which those assets were held by the respective Summit Merging Fund.

Each Reorganization Plan may be amended by mutual written consent of the parties authorized by the Board of Trustee/Directors of each party before or after approval of the Reorganization Plan by shareholders of the respective Summit Merging Funds, but after such approval, no amendment may be made that substantially changes the terms of the Reorganization Plan.

Each Reorganization Plan may be terminated, and the Reorganizations abandoned, at any time prior to the Closing Date by either party upon notice to the other party, whether before or after approval by shareholders the Summit Merging Fund, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Reorganization Plan or a material covenant of the other party set forth in the Reorganization Plan has not been fulfilled, or a material default or material breach of the Reorganization Plan is made by the other party.

Description of Calvert Acquiring Fund Shares. In accordance with the procedures under the Reorganization Plans as described above, each shareholder of each Summit Merging Fund will receive that number of full and fractional shares of the respective Calvert Acquiring Fund equal in value at the Valuation Date to the value of the shares of the Summit Merging Fund which such shareholder currently holds. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Because the transfer will be effected at NAV without the imposition of a sales charge, Summit Merging Fund shareholders will receive respective Calvert Acquiring Fund shares without paying any front-end sales charge or a contingent deferred sales charge as a result of the Reorganizations.

After the Reorganizations, the value of your shares will depend on the performance of the respective Calvert Acquiring Fund, rather than that of the respective Summit Merging Fund.

Federal Income Tax Consequences. Each Reorganization Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganizations are consummated but do not qualify as tax-free reorganizations under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Summit Merging Funds should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganizations, shareholders of the Summit Merging Funds should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganizations.

Neither Summit Everest not Summit Money Market have capital loss carry-forwards.

Summit Bond --> Calvert Income

Effect of the Reorganizations on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of Fund securities as of June 30, 2008, and the capital loss carryforwards as of December 31, 2007, for Summit Bond.

Summit Bond
Capital Loss Carryforward Expiring September 30:
2011	2014	2015
($251,589)	($141,901)	($336,178)

Net realized gain (loss) on investments		$________
Net unrealized appreciation (depreciation) on investments		$________
Net realized and unrealized gain (loss)		$________

If a Reorganization does not occur, Summit Bond's loss carry forwards should be available to offset any net realized capital gains of the Fund through their expiration date in December [2015]. It is anticipated that no distributions of net realized capital gains would be made by Summit Bond until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganizations are consummated, Calvert Income will be constrained in the extent to which it can use the capital loss carryforwards of Summit Bond because of limitations imposed by the Code, on the occurrence of an ownership change. Calvert Income should be able to use in each year a capital loss carryforward in an amount equal to the net asset value of Summit Bond on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2008, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about December 5, 2008.

CAMCO believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards.

Expenses. As indicated above, in order not to increase expenses to shareholders of each Summit Merging Fund, CAMCO has agreed to cap total net expenses for each Combined Fund for two years following the Reorganizations at the current net expense rate of the Summit Merging Fund in effect as of November 30, 2008.

Capitalization. The following table shows the capitalization of each Summit Merging Fund and the respective Calvert Acquiring Fund as of June 30, 2008, and on a pro forma basis the capitalization of each Combined Fund as of that date, giving effect to the proposed acquisition of assets at net asset value.

Summit Bond --> Calvert Income
	(Merging Fund)	(Acquiring Fund)		(Combined Fund)
	Summit Bond	Calvert Income	Pro Forma Adjustments*, **	Pro Forma ***
Net Assets	$	$	$	$
Shares Outstanding
Net Asset Value per Share	$	$	$	$

Summit Everest --> Calvert Large Cap Value
	(Merging Fund)	(Acquiring Fund)		(Combined Fund)
	Summit Everest	Calvert Large Cap Value	Pro Forma Adjustments*, **	Pro Forma ***
Net Assets	$	$	$	$
Shares Outstanding
Net Asset Value per Share	$	$	$	$

Summit Money Market --> Calvert Institutional Prime
	(Merging Fund)	(Acquiring Fund)		(Combined Fund)
	Summit Money Market	Calvert Institutional Prime	Pro Forma Adjustments*, **	Pro Forma ***
Net Assets	$	$	$	$
Shares Outstanding
Net Asset Value per Share	$	$	$	$

* Adjustment with respect to net assets is to reflect the expected reorganization and proxy solicitation costs that will be incurred by the Funds in connection with the Reorganizations.

** Share adjustment is necessary when issuing Calvert Acquiring Fund shares to the respective Summit Merging Fund shareholders because the Funds' net asset values are different.

*** The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganizations. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Fund on the acquisition date.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Following the Reorganizations, the operations of each Calvert Acquiring Fund will be governed by their respective Declaration of Trust/Articles of Incorporation and Bylaws as they now exist. After a comparison of both Funds' respective organizational documents (i.e., the applicable Declaration of Trust/Articles of Incorporation and By-laws), the following sets forth certain significant differences between the rights of shareholders of each Fund.

Form of Organization.

Summit Funds

Each Summit Merging Fund is a diversified series of Summit Mutual Funds, Inc., an open-end management investment company registered with the SEC under the Investment Company Act of 1940 as a "series company" (as that term is used in Rule 18f-2 under the Investment Company Act of 1940) and organized as a Maryland corporation in January 1984. Summit Bond and Everest each offer Class A and Class I shares. Summit Money Market offers Class I shares.

Calvert Income

Calvert Income is a non-diversified series of The Calvert Fund, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Calvert Income offers Classes A, B, C, I, R and Y shares, but only Class I and Class Y shares are subject to the Reorganization.

Calvert Large Cap Value

Calvert Large Cap Value is a diversified series of Calvert SAGE Fund, an open-end management investment company organized as a Maryland business trust and registered under the Investment Company Act of 1940. Calvert Large Cap Value offers Classes A, C, I and Y shares, but only Class A and Class Y shares are subject to the Reorganization.

Calvert Institutional Prime

Calvert Institutional Prime is a diversified series of Calvert Cash Reserves, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940. Calvert Institutional Prime offers Class I shares.

* * *

Each Fund is governed by its respective Declaration of Trust/Articles of Incorporation and By-Laws, its Board of Trustees/Directors, and applicable state laws.

Capitalization. The beneficial interests in Summit Mutual Funds, Inc. are represented by [#] authorized transferable shares of common stock, par value $0.10 per share. The Articles of Incorporation of Summit Mutual Funds, Inc. permits the Directors to allocate shares into several "classes" (i.e., series with single or multiple share classes), with rights determined by the Directors, all without shareholder approval.

Shareholder Liability. Shareholders of each Summit Merging Fund and Calvert Large Cap Value are entitled to the limitation of personal liability extended to stockholders of a Maryland corporation.

Shareholder Meetings and Voting Rights.

[TBD]

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust/Articles of Incorporation and By-Laws of each Fund and state and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and state and federal law, as applicable, directly for more complete information.

GENERAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, and in accordance therewith, file proxy material, reports, and other information with the SEC (Summit Mutual Funds, Inc., File No. 811-04000, The Calvert Fund, File No. 811-03416; Calvert SAGE Fund, File No. 811-22212; and Calvert Cash Reserves, File No. 811-03418, respectively). These reports and other information filed by a Fund can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Funds.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to shareholders of each Summit Merging Fund for the year ended December 31, 2007, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of [______________], independent registered public accounting firm for each Summit Merging Fund, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

The Annual Report to shareholders of each Calvert Acquiring Fund for the year ended December 31, 2007, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of [______________], independent registered public accounting firm for each Calvert Acquiring Fund, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Voting instructions from the shareholders of each Summit Merging Fund are being solicited by the Directors of Summit Mutual Funds, Inc. for a Special Meeting of Shareholders to be held at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202 at 9:00 am Eastern Time on Tuesday, November 25, 2008, or at such later time or date made necessary by adjournment.

Summit Mutual Funds, Inc. is soliciting voting instructions by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of Summit Investment Partners, Inc., who will receive no additional compensation for doing so, or by [___________], a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of voting instructions.

In accordance with each Reorganization Plan, SIP or CAMCO will be responsible for payment of the expenses incurred by the Summit Merging Funds in connection with the Reorganizations. These expenses are estimated to cost approximately [$___________] to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganizations. No Summit Fund will pay any of the expenses related to the transfer.

Quorum. The presence in person or by proxy of the holders of a majority of the outstanding shares of each Summit Merging Fund is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Adjournment. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of "a majority of the outstanding voting securities", as defined in the 1940 Act, of shareholders of Summit Bond who are eligible to vote on the proposal is required for approval of the Reorganization into Calvert Income. This means that the proposal must be approved by the lesser of: (1) 67% or more of the shares entitled to vote and present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (2) more than 50% of the outstanding shares entitled to vote.

Voting by Mail. In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted "FOR" the proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) written notice of revocation addressed to the Secretary of Summit Mutual Funds, Inc. prior to the Meeting, (2) submitting prior to the Meeting a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal. Those shares present at the meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

The votes of shareholders of the Calvert Acquiring Funds are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

Record Date. Shareholders of each Summit Merging Fund of record at the close of business on September 30, 2008 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of September 30, 2008, as shown on the books of each Summit Merging Fund, the following number of shares of each Fund was issued and outstanding:

(Merging Fund)	Number of Shares Outstanding
Summit Bond
Summit Everest
Summit Money Market

As of September 30, 2008, the officers and Directors of each Summit Merging Fund, as a respective group, beneficially owned less than 1% of the outstanding shares of the respective Summit Merging Fund.

As of September 30, 2008, the Union Central Life Insurance Company, through the shares of Summit Mutual Funds, Inc. allocated to its exempt separate accounts, has voting control of Summit Bond and plans to vote "FOR" approval of the proposed Reorganization.

As of September 30, 2008, to Summit Mutual Funds, Inc.'s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the Fund as shown:

Name and Address	No. of Shares	Percentage of Shares Before Reorganization	Percentage of Shares After Reorganization

OTHER BUSINESS

The Board of Directors of Summit Mutual Funds, Inc. does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting and entitled to vote. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors

[SIGNATURE]

John F. Labmeier

Secretary
Summit Mutual Funds, Inc.

THE BOARD OF DIRECTORS OF SUMMIT MUTUAL FUNDS, INC., INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS A VOTE FOR APPROVAL OF THE REORGANIZATION PLANS.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of September __, 2008, is between Summit Mutual Funds, Inc. on behalf of the Summit Bond Fund, and The Calvert Fund on behalf of the Calvert Income Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization and liquidation will consist of the transfer of all of the assets of Summit Bond Fund to Calvert Income Fund in exchange for shares of beneficial interest of Calvert Income Fund, the assumption by Calvert Income Fund of all known liabilities of the Summit Bond Fund and the distribution of Calvert Income Fund shares to the shareholders of Summit Bond Fund in complete liquidation of Summit Bond Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Summit Bond Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. Calvert Income Fund shall furnish to Summit Bond Fund such data and information as shall be reasonably requested by Summit Bond Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

(a) Plan of Reorganization. Summit Bond Fund will convey, transfer, and deliver to Calvert Income Fund all of the then-existing assets and property of Summit Bond Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Summit Bond Fund and any deferred or prepaid expenses shown as an assets on the books of the Summit Bond Fund at the closing provided for in Section 2(c) of this Agreement (the "Closing"). In consideration thereof, Calvert Income Fund agrees at the Closing:

(i) to deliver to Summit Bond Fund in exchange for the assets, the number of full and fractional shares of common stock of Calvert Income Fund ("Calvert Income Fund Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of Summit Bond Fund Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Income Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Summit Bond Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to Summit Bond Fund, or to any of the shareholders of Summit Bond Fund upon distribution of Calvert Income Fund Shares to them; and

(b) Liabilities to be Assumed. Calvert Income Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Summit Bond Fund prepared on behalf of such Fund, as of the Valuation Date (as defined in Section 3(a)), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Calvert Income Fund shall assume only those liabilities of Summit Bond Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of Summit Bond Fund.

(c) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of the satisfaction of all representations and warranties contained herein, receipt of all necessary regulatory approvals, or the final adjournment of the meeting of shareholders of Summit Bond Fund at which the Plan will be considered, or

(ii) such later date as the parties may mutually agree.

(d) On or as soon as practicable prior to the Closing Date, the Summit Bond Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3. VALUATION OF NET ASSETS

(a) The value of Summit Bond Fund's net assets to be transferred to Calvert Income Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Income Fund's prospectus.

(b) The net asset value per share of Calvert Income Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Income Fund's Controller using the same valuation procedures as set forth in Calvert Income Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Summit Bond Fund's net assets using the valuation procedures as set forth in Summit Bond Fund's prospectus to be transferred to Calvert Income Fund pursuant to Section 2 of this Agreement, certified by the Controller of Summit Bond Fund, shall be furnished by Summit Bond Fund to Calvert Income Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Income Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Income Fund, shall be furnished by Calvert Income Fund to Summit Bond Fund at the Closing.

In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Calvert Income Fund or the Summit Bond Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of The Calvert Fund or Summit Mutual Funds, Inc., accurate appraisal of the value of the net assets of the Calvert Income Fund or the Summit Bond Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

The Summit Mutual Funds, Inc. and The Calvert Fund agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Calvert Income Fund and those determined in accordance with the pricing policies and procedures of the Summit Bond Fund.

4. LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Summit Bond Fund will distribute pro rata to Summit Bond Fund shareholders of record as of the close of business on the Closing Date the shares of Calvert Income Fund received by Summit Bond Fund pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Income Fund in the names of each such shareholder of Summit Bond Fund, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Income Fund due to each. No such shareholder accounts shall be established by Calvert Income Fund or its transfer agent for Calvert Income Fund except pursuant to written instructions from Summit Bond Fund, and Summit Bond Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Summit Bond Fund shareholder a pro rata share of the number of shares of Calvert Income Fund received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Income Fund or its transfer agent to each shareholder of Summit Bond Fund receiving such distribution of shares of Calvert Income Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Calvert Income Fund shall not be issued in connection with the Reorganization. Ownership of shares of Calvert Income Fund will be shown on the books of Calvert Income Fund's transfer agent.

(d) As promptly as is practicable after the liquidation of Summit Bond Fund, and in no event later than 12 months from the date of this Agreement, Summit Bond Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Declaration of Trust.

(e) Immediately after the Closing Date, the share transfer books of Summit Bond Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. DECLARATION OF TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of The Calvert Fund, which governs its series, Calvert Income Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

(b) By-laws. The By-laws of The Calvert Fund, which govern its series, Calvert Income Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with Summit Bond Fund's Articles of Incorporation or said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF CALVERT INCOME FUND

(a) Organization, Existence, etc. Calvert Income Fund is a duly organized series of The Calvert Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, The Calvert Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Income Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. The Calvert Fund, of which Calvert Income Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Calvert Income Fund has an unlimited number of shares of beneficial interest, no par value, of which as of March 31, 2008, [#] shares were outstanding, and no shares were held in the treasury of Calvert Income Fund. All of the outstanding shares of Calvert Income Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Income Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Income Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. The Calvert Fund has the power to enter into the Plan on behalf of its series, Calvert Income Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of The Calvert Fund and no other proceedings by The Calvert Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Income Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of The Calvert Fund on behalf of its series, Calvert Income Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Income Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 2008, or otherwise previously disclosed to Summit Bond Fund, none of which has been materially adverse to the business, assets or results of operations of Calvert Income Fund.

(g) Litigation. To the knowledge of Calvert Income Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Income Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Summit Bond Fund under which no default exists, Calvert Income Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Calvert Income Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Calvert Income Fund knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

For each taxable year of its operation, the Calvert Income Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for each taxable year on or before the Closing Date.

(j) Registration Statement. Calvert Income Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Calvert Income Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Income Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Summit Bond Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7. REPRESENTATIONS AND WARRANTIES OF SUMMIT BOND FUND

(a) Organization, Existence, etc. Summit Bond Fund is a duly organized series of Summit Mutual Funds, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, Summit Mutual Funds, Inc. is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Summit Bond Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b) Registration as Investment Company. Summit Mutual Funds, Inc., of which Summit Bond Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Summit Bond Fund has [#] shares of beneficial interest, no par value, of which as of March 31, 2008, [#] shares were outstanding; and no shares were held in the treasury. All of the outstanding shares of Summit Bond Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Summit Bond Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Summit Bond Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The audited financial statements of Summit Bond Fund for the year ended September 30, 2007, ("Summit Bond Fund Financial Statements"), to be delivered to Calvert Income Fund, will fairly present the financial position of Summit Bond Fund as of September 30, 2007, and the results of their respective operations and changes in net assets for the year then ended.

(e) Authority Relative to the Plan. Summit Mutual Funds, Inc. has the power to enter into the Plan on behalf of Summit Bond Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Summit Bond Fund and, except for approval by the holders of its capital stock, no other proceedings by Summit Mutual Funds, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Summit Bond Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f) Liabilities. There are no liabilities of Summit Bond Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Summit Bond Fund's Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 2008, or otherwise previously disclosed to Calvert Income Fund, none of which has been materially adverse to the business, assets, or results of operations of Summit Bond Fund.

(g) Litigation. To the knowledge of Summit Mutual Funds, Inc., there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Summit Bond Fund or its respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Calvert Income Fund under which no default exists, Summit Mutual Funds, Inc., on behalf of Summit Bond Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of Summit Bond Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. Summit Bond Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year, and the taxable year ending on the Closing Date, of Summit Bond Fund since commencement of operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of Summit Bond Fund as of the Effective Time of the Reorganization will be owned by The Calvert Fund on behalf of Calvert Income Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Summit Bond Fund will cooperate with Calvert Income Fund in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to Calvert Income Fund the information relating to Summit Bond Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Summit Bond Fund:

(i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Income Fund, insofar as it relates to Summit Bond Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Summit Bond Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8. CONDITIONS TO OBLIGATIONS OF CALVERT INCOME FUND

The obligations of Calvert Income Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Discharge of Liabilities. Summit Bond Fund shall endeavor to have discharged all of its known liabilities and obligations prior to the Effective Time of the Reorganization.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, Summit Bond Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Summit Bond Fund since March 31, 2008. Calvert Income Fund shall have received a certificate from Summit Bond Fund satisfactory in form and substance to Calvert Income Fund indicating that they have met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Calvert Income Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Income Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Summit Bond Fund and the shareholders of Summit Bond Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Summit Bond Fund in connection with the Reorganization, and on such other written representations as Summit Bond Fund and Calvert Income Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither Summit Bond Fund nor Calvert Income Fund will recognize any gain or loss upon the transfer of the assets of Summit Bond Fund to Calvert Income Fund in exchange for Calvert Income Fund Shares and upon the distribution (whether actual or constructive) of Calvert Income Fund Shares to the shareholders of Summit Bond Fund in exchange for their shares of capital stock of Summit Bond Fund;

(ii) the shareholders of Summit Bond Fund who receive Calvert Income Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Summit Bond Fund for Calvert Income Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Income Fund Shares received by Summit Bond Fund's shareholders will be the same as the basis of the shares of capital stock of Summit Bond Fund surrendered in the exchange, the holding period of Calvert Income Fund shares received by each shareholder of Summit Bond Fund will include the period during which the shares of Summit Bond Fund exchanged therefor were held by such shareholder, provided the shares of Summit Bond Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Summit Bond Fund's assets acquired by Calvert Income Fund will be the same as the basis of such assets to Summit Bond Fund immediately prior to the Reorganization, and the holding period of the assets of Summit Bond Fund in the hands of Calvert Income Fund will include the period during which those assets were held by Summit Bond Fund.

(e) Opinion of Counsel. Calvert Income Fund shall have received the opinion of counsel for Summit Bond Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Income Fund, to the effect that:

(i) Summit Mutual Funds, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii) Summit Bond Fund is in the Apex series of Summit Mutual Funds, Inc.; and

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Summit Mutual Funds, Inc., and the Plan has been duly executed and delivered by Summit Mutual Funds, Inc. and, assuming due authorization, execution, and delivery of the Plan by Summit Mutual Funds, Inc., is a valid and binding obligation of Summit Mutual Funds, Inc. and its series, Summit Bond Fund.

9. CONDITIONS TO OBLIGATIONS OF SUMMIT BOND FUND

The obligations of Summit Bond Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

  Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of Summit Bond Fund. This means that a majority of the outstanding voting securities of Summit Bond Fund must be approved by the lesser of: (i) 67% of the shares of Summit Bond Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of Summit Bond Fund.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Income Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Income Fund since March 31, 2008. As of the Effective Time of the Reorganization, Summit Bond Fund shall have received a certificate from Calvert Income Fund satisfactory in form and substance to Summit Bond Fund indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Summit Bond Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Summit Bond Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Income Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Summit Bond Fund in connection with the Reorganization, and on such other written representations as Summit Bond Fund and Calvert Income Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while not entirely free from doubt, for federal income tax purposes:

(i) neither Summit Bond Fund nor Calvert Income Fund will recognize any gain or loss upon the transfer of the assets of Summit Bond Fund to Calvert Income Fund in exchange for Calvert Income Fund Shares and upon the distribution (whether actual or constructive) of Calvert Income Fund Shares to the shareholders of Summit Bond Fund in exchange for their shares of capital stock of Summit Bond Fund;

(ii) the shareholders of Summit Bond Fund who receive Calvert Income Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Summit Bond Fund for Calvert Income Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Calvert Income Fund Shares received by Summit Bond Fund's shareholders will be the same as the basis of the shares of capital stock of Summit Bond Fund surrendered in the exchange, and the holding period of Calvert Income Fund shares received by each shareholder of Summit Bond Fund will include the period during which the shares of Summit Bond Fund exchanged therefor were held by such shareholder, provided the shares of Summit Bond Fund were held as a capital asset on the date of the Reorganization; and

(iv) the basis of Summit Bond Fund assets acquired by Calvert Income Fund will be the same as the basis of such assets to Summit Bond Fund immediately prior to the Reorganization, and the holding period of the assets of Summit Bond Fund in the hands of Calvert Income Fund will include the period during which those assets were held by Summit Bond Fund.

(e) Opinion of Counsel. Summit Bond Fund shall have received the opinion of counsel for Calvert Income Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Summit Bond Fund, to the effect that:

(i) The Calvert Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii) Calvert Income Fund is a series of The Calvert Fund;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of The Calvert Fund, and the Plan has been duly executed and delivered by Calvert Income Fund and, assuming due authorization, execution, and delivery of the Plan by The Calvert Fund, is a valid and binding obligation of The Calvert Fund and its series, Calvert Income Fund;

(iv) Calvert Income Fund shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Income Fund.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of Summit Bond Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Summit Bond Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Income Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Income Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Income Fund.

(d) Calvert Income Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Summit Bond Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Summit Bond Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Summit Bond Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Summit Bond Fund, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on [January 9, 2009], if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Fund shall bear its own expenses incurred in connection with this Reorganization, except that Calvert Asset Management Company, Inc., as the investment adviser to the Calvert Income Fund, shall bear these expenses on behalf of the Summit Bond Fund.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Summit Bond Fund and Calvert Income Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

SUMMIT MUTUAL FUNDS, INC. on behalf of Bond Fund

Attest:

By: ____________________	By: _________________________
Name:
Title:

THE CALVERT FUND on behalf of Calvert Income Fund

By: ____________________	By: _________________________
Name:
Title:


SUMMIT MUTUAL FUNDS, INC.

BOND FUND
EVEREST FUND
MONEY MARKET FUND

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas G. Knipper and John F. Labmeier, and any one of them, attorney and proxy with full power of substitution to vote and act with respect to all shares of the Bond Fund, Everest Fund and Money Market Fund (together, the "Funds") of Summit Mutual Funds, Inc. (the "Company"), held by the undersigned at the Special Meeting of Shareholders of the Company to be held on Tuesday, November 25, 2008, at 9:00 a.m., Eastern Time, at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202, as may be adjourned from time to time ("Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 2008

__________________________________

__________________________________

Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

--------------------------------------------------------------------------

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

  Approval of Agreement and Plan of Reorganization:

  Summit Bond Fund:

  To act upon a proposal to approve an Agreement and Plan of Reorganization whereby Calvert Income Fund, a series of The Calvert Fund, will (i) acquire all of the assets of the Summit Bond Fund; and (ii) assume certain identified liabilities of the above-named Fund as substantially discussed in the accompanying Prospectus and Proxy Statement.

              For      ☐             Against      ☐             Abstain      ☐

  Summit Everest Fund:

  To act upon a proposal to approve an Agreement and Plan of Reorganization whereby Calvert Large Cap Value Fund, a series of Calvert SAGE Fund, will (i) acquire all of the assets of the Summit Everest Fund; and (ii) assume certain identified liabilities of the above-named Fund as substantially discussed in the accompanying Prospectus and Proxy Statement.

              For      ☐             Against      ☐             Abstain      ☐

  Summit Money Market Fund

  To act upon a proposal to approve an Agreement and Plan of Reorganization whereby CCR Institutional Prime Fund, a series of Calvert Cash Reserves, will (i) acquire all of the assets of the Summit Money Market Fund; and (ii) assume certain identified liabilities of the above-named Fund as substantially discussed in the accompanying Prospectus and Proxy Statement.

              For      ☐             Against      ☐             Abstain      ☐

  To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.


FORM N-14
PART B

Acquisition Of The Assets Of
SUMMIT BOND FUND
an Apex Series of Summit Mutual Funds, Inc.

By And In Exchange For Shares Of
CALVERT INCOME FUND
a Series of The Calvert Fund

4500 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

October ___, 2008

This Statement of Additional Information (the "Reorganization SAI") relates to the proposed transfer of all of the assets of the Summit Bond Fund ("Summit Bond Fund"), a series of Summit Mutual Funds, Inc., a Maryland Corporation, to the Calvert Income Fund ("Calvert Income Fund"), a series of The Calvert Fund, in exchange for shares of Class A and Class I shares of Calvert Income Fund (to be distributed to holders of shares of Summit Bond Fund in complete liquidation of Summit Bond Fund) (the "Reorganization").

This Reorganization SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated October __, 2008 of Calvert Income Fund (the "Prospectus/Proxy Statement"), which relates to the Reorganization. This Reorganization SAI consists of the information pertaining to Summit Bond Fund and Calvert Income Fund set forth in the documents listed below and the following described documents, each of which is incorporated by reference herein:

  Prospectus of Summit Mutual Funds, Inc. (Summit Apex Series) relating to Summit Bond dated February 1, 2008, which accompanies this Prospectus/Proxy Statement;

  Statement of Additional Information of Summit Mutual Funds, Inc. (Summit Apex Series) relating to Summit Bond dated February 1, 2008 (the "Summit SAI");

  Annual Report to Shareholders of Summit Mutual Funds, Inc. (Summit Apex Series) relating to Summit Bond for the year ended September 30, 2007;

  Semiannual Report to Shareholders of Summit Mutual Funds, Inc. (Summit Apex Series) relating to Summit Bond for the period ended June 30, 2008;

  Class A (B and C) Prospectus of The Calvert Fund relating to Calvert Income Fund dated January 31, 2008, which accompanies this Prospectus/Proxy Statement;

  Class I Prospectus of The Calvert Fund relating to Calvert Income Fund dated January 31, 2008, which accompanies this Prospectus/Proxy Statement;

  Statement of Additional Information of The Calvert Fund relating to Calvert Income Fund dated January 31, 2008;

  Annual Report to Shareholders of The Calvert Fund relating to Calvert Income Fund for the year ended September 30, 2007; and

  Semiannual Report to Shareholders of The Calvert Fund relating to Calvert Income Fund for the period ended March 31, 2008.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on September ___, 2008 (The Calvert Fund, Registration Statement on Form N-14, File No. 2-76510) and is available upon request and without charge by writing to The Calvert Fund, 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) are not required under Item 14 of Form N-14 because the net asset value of Summit Bond Fund (the Merging Fund) does not exceed ten percent of the net asset value of Calvert Income Fund (the Acquiring Fund). As of September 30, 2008, the net assets of Summit Bond Fund were $__________. As of September 30, 2008, the net assets of Calvert Income Fund were $__________.


The Calvert Fund
PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

2.	By-Laws incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

3.	Inapplicable.

4.	Agreement and Plan of Reorganization, filed herewith as Exhibit A to the Form N-14, filed herewith.

5.	Specimen Stock Certificate (inapplicable).

6.1	Amended Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002.
6.1.a	Addendum to Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.62, dated January 31, 2008, accession number 0000701039-08-000001.

7.1	Underwriting (Distribution) Agreement incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002.
7.2	Underwriting (Distribution) Schedules I, II, & III incorporated by reference to Registrant's Post-Effective Amendment No.57, dated July 7, 2006, accession number 0000701039-06-000016.
7.3	Addendum to Schedules II and III incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002.
7.4

Underwriting (Distribution) Agreement Addendum to Schedules II and III incorporated by reference to Registrant's Post-Effective Amendment No.61, dated December 31, 2007, accession number 0000701039-07-000032.

8.	Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002

9.	Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 41, dated January 29, 2001, accession number 0000701039-01-000002.

10.1	Plan of Distribution for Class A incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002.
10.2	Plan of Distribution Schedule A for Class A incorporated by reference to Registrant's Post-Effective Amendment No. 55, dated January 30, 2006, accession number 0000701039-06-000002.
10.3	Plan of Distribution Addendum to Schedule A for Class A incorporated by reference to Registrant's Post-Effective Amendment No.57, dated July 7, 2006, accession number 0000701039-06-000016.

11.	Opinion of Counsel, to be filed by amendment.

12.	Opinion and Consent of Counsel on Tax Matters, to be filed by amendment.

13.	Amended Master Transfer Agency Agreement and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No.62, dated January 31, 2008, accession number 0000701039-08-000001.

14.1	Consent of Independent Auditors to Summit Mutual Funds, Inc. to be filed by amendment.
14.2	Consent of Independent Auditors to The Calvert Fund to be filed by amendment.

15.	Inapplicable.

16.	Power of Attorney forms incorporated by reference to Registrant's Post-Effective Amendment No.60, dated January 31, 2007, accession number 0000701039-07-000004.

17.1	Form of Proxy Card for Summit Mutual Funds, Inc., filed herewith.

17.2	Current Calvert Income Fund Class A (B and C)Prospectus, incorporated by reference to Registrant's Post-Effective Amendment No. 62, dated February 5, 2008, accession number 0000701039-08-000002.
17.3	Current Calvert Income Fund Class I Prospectus, incorporated by reference to Registrant's Post-Effective Amendment No. 62, dated February 5, 2008, accession number 0000701039-08-000002.
17.4	Current Calvert Income Fund Statement of Additional Information, incorporated by reference to Registrant's Post-Effective Amendment No. 62, dated April 30, 2008, accession number 0000701039-08-000006.
17.5	Rule 18f-3 Multiple-class Plan incorporated by reference to Registrant's Post-Effective Amendment No.60, dated January 31, 2007, accession number 0000701039-07-000004.
17.6	Rule 18f-3 Multiple-class Plan Addendum incorporated by reference to Registrant's Post-Effective Amendment No.61, dated December 31, 2007, accession number 0000701039-07-000032.
17.7

Code of Ethics for Advisor (Calvert Asset Management Company, Inc.) incorporated by reference to Registrant's Post-Effective Amendment No. 62, dated January 31, 2008, accession number 0000701039-08-000001.

17.8

Current Calvert Income Fund Annual Report to Shareholders for the period ended September 30, 2007, incorporated by reference to Registrant's Form N-CSR, dated December 6, 2007, accession number 0000701039-07-000029.

17.9

Current Calvert Income Fund Semi-Annual Report to Shareholders for the period ended March 31, 2008, incorporated by reference to Registrant's Form N-CSR, dated June 4, 2007, accession number 0000701039-08-000010.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland on the 15th day of September 2008.

THE CALVERT FUND

By:
________________**_____________
Barbara Krumsiek
President and Trustee

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 15th day of September 2008 by the following persons in the capacities indicated.

Signature	Title

__________**____________ Barbara J. Krumsiek	President and Trustee (Principal Executive Officer)

__________**____________ Ronald M. Wolfsheimer	Treasurer (Principal Accounting Officer)

__________**____________ Richard L. Baird, Jr.	Trustee

__________**____________ Douglas E. Feldman	Trustee

__________**____________ John G. Guffey, Jr.	Trustee

__________**____________ M. Charito Kruvant	Trustee

__________**____________ Arthur J. Pugh	Trustee

__________**____________ David R. Rochat	Trustee

__________**____________ D. Wayne Silby	Trustee

** By /s/ Ivy Wafford Duke

Ivy Wafford Duke

Executed by Ivy Wafford Duke, Attorney-in-fact on behalf of those indicated, pursuant to Powers of Attorney forms incorporated by reference to Registrant's Post-Effective Amendment No.60, dated January 31, 2007, accession number 0000701039-07-000004.